                                                                                                                        July 20, 2012

DREYFUS VARIABLE INVESTMENT FUND
-QUALITY BOND PORTFOLIO

Supplement to Summary Prospectus
dated May 1, 2012

The following information supersedes and replaces any contrary information contained in the section of the summary prospectus entitled "Fund Summary – Portfolio Management."

The fund's investment adviser is The Dreyfus Corporation.  David R. Bowser and David Horsfall are the fund’s primary portfolio managers, positions they have held since July 2008 and June 2012, respectively.  Messrs. Bowser and Horsfall are employees of The Dreyfus Corporation and Standish Mellon Asset Management Company LLC (Standish), a subsidiary of The Bank of New York Mellon Corporation and an affiliate of The Dreyfus Corporation.  Mr. Bowser is Director of Active Fixed Income and a senior portfolio manager at Standish. Mr. Horsfall is Deputy Chief Investment Officer and a senior portfolio manager at Standish.

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